SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: October 15, 2001


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                    0-26172                  58-1897792
   -------------                    -------                  ----------
  (State or other                 (Commission               (IRS Employer
   jurisdiction                    File No.)              Identification No.)
  of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5          Other Events.
                -------------

                The registrant distributed the Certificateholders  Statement for
                the   month   of   September   2001   to   the   Series   1996-1
                Certificateholders on October 15, 2001.

                The registrant distributed the Certificateholders  Statement for
                the   month   of   September   2001   to   the   Series   2000-1
                Certificateholders on October 15, 2001.

                The registrant distributed the Certificateholders  Statement for
                the   month   of   September   2001   to   the   Series   2000-2
                Certificateholders on October 15, 2001.

                                      - 1 -


Item 7(c).      Exhibits.
                ---------

                The  following  is  filed as an  exhibit  to this  report  under
                Exhibit 28:

      99.1 Series 1996-1 Certificateholders Statement for the month of September 2001.

      99.2 Series 2000-1 Certificateholders Statement for the month of September 2001.

      99.3 Series 2000-2 Certificateholders Statement for the month of September 2001.



                                    Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT CITY CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Transferor and Servicer


                              By:
                                        ------------------------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board





Date: October 15, 2001

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST






                                INDEX TO EXHIBITS



    Exhibit
    Number      Exhibit


     99.1 Series 1996-1 Certificateholders Statement for the month of September 2001.


     99.2 Series 2000-1 Certificateholders Statement for the month of September 2001.


     99.3 Series 2000-2 Certificateholders Statement for the month of September 2001.